BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

ELEMENTAL ROYALTY CORPORATION

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	November 13, 2025 01:07 PM Pacific Time
Name of Company:	ELEMENTAL ROYALTY CORPORATION
Incorporation Number:	C1083309

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

SINEAD O'CALLAGHAN

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 13, 2025 01:07 PM Pacific Time

Incorporation Number: **C1083309**

Recognition Date and Time: *Continued into British Columbia on July 19, 2016 02:40 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

ELEMENTAL ROYALTY CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
SUITE 1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
SUITE 1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Vumbaca, Antonio Simon

Mailing Address:	**Delivery Address:**
26 OLD FORT ROAD SHOREHAM BY SEA WEST SUSSEX BN43 5RJ UNITED KINGDOM	26 OLD FORT ROAD SHOREHAM BY SEA WEST SUSSEX BN43 5RJ UNITED KINGDOM

Last Name, First Name, Middle Name:
Sood, Ravi

Mailing Address:	**Delivery Address:**
193 STRATHGOWAN AVENUE TORONTO ON M4N 1C4 CANADA	193 STRATHGOWAN AVENUE TORONTO ON M4N 1C4 CANADA

Last Name, First Name, Middle Name:
Sartori, Juan

Mailing Address:	**Delivery Address:**
AVENUE D'OSTENDE 15-17 - 98000 MONACO	AVENUE D'OSTENDE 15-17 - 98000 MONACO

Last Name, First Name, Middle Name:
Lowe, Sunny Shih-Chieh

Mailing Address:	**Delivery Address:**
126 ST. LEONARD'S AVENUE TORONTO ON M4N 1K5 CANADA	126 ST. LEONARD'S AVENUE TORONTO ON M4N 1K5 CANADA

Last Name, First Name, Middle Name:
Cole, David Morrell

Mailing Address:	**Delivery Address:**
4610 HOMESTEAD STREET BOW MAR CO 80123 UNITED STATES	4610 HOMESTEAD STREET BOW MAR CO 80123 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached